Exhibit 10.41

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”), dated as of August 29, 2005, to the Credit Agreement referenced below, is by and among Navigant International, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a $170 million credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of October 31, 2003 among the Borrower, the Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modification on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended in the following respects:

2.1 In Section 1.01, the following definitions are amended or added to read as follows:

“Second Amendment Effective Date” means August 29, 2005.

“Collateral Documents” means a collective reference to the Security Agreement, the Pledge Agreement, the Term Loan Intercreditor Agreement, and such other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.14.

“Term Loan Documents” means, collectively, (a) the Term Loan Credit Agreement dated as of the Second Amendment Effective Date among the Borrower, the guarantors identified therein, the lenders identified therein and Bank of America, N.A., as administrative agent, and (b) all other documents, agreements and instruments executed in connection therewith, in each case as amended, modified and supplemented in a manner permitted hereunder.

“Term Loan Intercreditor Agreement” means the Intercreditor Agreement dated as of the Second Amendment Effective Date among the Administrative Agent and the administrative agent under the Term Loan Documents.

“Waived Representations” means (a) the representations contained in Section 6.07 of the Incorporated Representations in connection with the NWTBS Payment and (b) the representations contained in Sections 6.05(a), 6.05(b) and 6.05(d) of the Incorporated Representations in connection with the Borrower’s restatement of financial statements for the fiscal years 2000, 2001, 2002 and 2003, each of the four quarters of fiscal 2003 and the first three quarters of fiscal 2004, as a result of a review of Borrower’s allocation of purchase price between goodwill and customer-related intangibles and other identifiable intangibles for businesses Borrower acquired during 2001 through 2004, and the re-evaluation of the Borrower’s lease accounting practices).

2.2 In Section 2.05(b), each of clauses (ii), (iii) and (iv) are amended to include “To the extent not required to be used to prepay the term loan pursuant to the Term Loan Documents,” at the beginning of each clause.

2.3 In Section 8.01, the “and” immediately prior to clause (p) is replaced with “,” and a new clause (r) is added thereto to read as follows:

(r) Liens pursuant to the Term Loan Credit Agreement and related Collateral Documents.

2.4 In Section 8.02, clause (i) is amended to read as follows:

(i) Permitted Acquisitions; provided that no obligations under the Term Loan Documents are outstanding; and

2.5 In Section 8.03, the “and” immediately prior to clause (h) is replaced with “,” and a new clause (i) is added thereto to read as follows:

(i) Indebtedness arising under the Term Loan Documents in an aggregate principal amount not to exceed $10,000,000;

2.6 In Section 8.09, the “and” immediately prior to clause (v) is replaced with “,” and a new clause (vi) is added thereto to read as follows:

(vi) the Term Loan Documents.

2.7 Section 10.01(b) is amended to read as follows:

(b) Each Lender authorizes and directs the Administrative Agent, on behalf of such Lender, to enter into the Term Loan Intercreditor Agreement and each Lender agrees that such Lender shall be bound by all of the terms of the Term Loan Intercreditor Agreement. Each Lender that becomes a party to this Credit Agreement by way of assignment or other transfer pursuant to Section 11.07 hereof acknowledges that the Administrative Agent, on behalf of such Lender, has entered (or may enter) into the Term Loan Intercreditor Agreement and such Lender agrees that such Lender shall be bound by all of the terms of the Term Loan Intercreditor Agreement.

3. Consent to Term Loan Intercreditor Agreement,. The Required Lenders hereby authorize and direct the Administrative Agent, on behalf of the Lenders, to enter into the Term Loan Intercreditor Agreement in substantially the form of Exhibit A hereto.

4. Conditions Precedent. This Amendment shall be effective as of the date set forth above upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties and the Required Lenders.

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5. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

6. Amendment is a “Loan Document”; Reaffirmation of Representations and Warranties. This Amendment is a Loan Document. Each Loan Party represents and warrants that, immediately prior to and immediately after giving effect to this Amendment, each representation and warranty set forth in the Loan Documents (other than the Waived Representations) is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

7. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8. Reaffirmation of Guaranty. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Credit Agreement or the other Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	NAVIGANT INTERNATIONAL, INC., a Delaware corporation

By:
	Name:	John Coffman
	Title:	Senior Vice President and Chief Accounting Officer

GUARANTORS:

NAVIGANT INTERNATIONAL/NORTH CENTRAL, INC., an Illinois corporation

NAVIGANT INTERNATIONAL/SOUTHWEST, LLC,

a Delaware limited liability company

CORNERSTONE ENTERPRISES, INC., a Massachusetts corporation

NAVIGANT INTERNATIONAL/SOUTHEAST, INC., a North Carolina corporation

NAVIGANT INTERNATIONAL/NORTHWEST, INC., a Washington corporation

NAVIGANT INTERNATIONAL/NORTHEAST, INC., a Connecticut corporation

NAVIGANT INTERNATIONAL U.K. HOLDINGS, INC., a Delaware corporation

NAVIGANT CRUISE CENTER, INC., a Delaware corporation

NAVIGANT INTERNATIONAL/ROCKY MOUNTAIN, INC.,

a Colorado corporation

SCHEDULED AIRLINES TRAFFIC OFFICES, INC., a Delaware corporation

PASSAGE INTERNATIONAL, INC., an Oregon corporation

INCENTIVE CONNECTIONS, INC., a New Jersey corporation

By:
	Name:	John Coffman
	Title:	Vice President

NAVIGANT INTERNATIONAL/SOUTH CENTRAL, LP,
a Texas limited partnership

	By:	ATLAS TRAVEL GP, INC., a Texas corporation

By:
		Name:	John Coffman
		Title:	Vice President

NORTHWESTERN TRAVEL SERVICE, LP, a Minnesota limited partnership

By: NWT Newco, Inc., an Illinois corporation, General Partner

By:
	Name:	John Coffman
	Title:	Vice President

[Signature Pages Continue]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

KEY BANK, N.A.

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

JP MORGAN CHASE BANK, N.A.

By:
Name:
Title:

Exhibit A

TERM LOAN INTERCREDITOR AGREEMENT

(see attached)